UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund III

Chiron Capital Allocation Fund

Annual Report	October 31, 2016

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

TABLE OF CONTENTS

Management Discussion	1

Schedule of Investments	6

The Fund files its complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Form N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, will be available after August 30 (i) without charge, upon request, by calling 1-877-9-CHIRON (877-924-4766); and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016 (Unaudited)

Ryan Caldwell

CIO, Co-Founder

Chiron Investment

Management, LLC.

Grant Sarris

Fundamental

Portfolio Manager

Brian Cho

Quantitative

Portfolio Manager

Management Discussion

Steeper and “Less Stable” Drives Outperformance

As of October 31, 2016, Chiron Capital Allocation Fund (the “Fund”) generated a year-to-date total return of 5.93%, and since inception (11/30/15) 4.47%, outperforming the Fund’s 60/40 MSCI ACWI (Net)/Citigroup WorldBIG Index benchmark return of 4.99% and 3.72%, respectively. For the quarter-ending September 30, 2016, the Fund rose 4.47% (benchmark rose 3.42%) and generated a year-to-date total return of 6.15%, trailing the Fund’s benchmark by -94 basis points. Keys to the sharp and favorable reversal in absolute and relative performance included a combination of equity sector and security selection in anticipation of a broader asset allocation shift toward value, global cyclicals away from overpriced bonds and ‘stable’ equities. Specifically, the Fund benefitted from an underweight of underperforming ‘bond-proxy’ equity sectors, including consumer staples, utilities, and telecommunications (just a combined 8% of the equity holdings of the Fund compared to 26% for the MSCI ACWI, as of September 30, 2016), security selection and sector weightings in strong performing Global Financial Equities and underweighting weaker performing fixed income components of the benchmark also contributed to the outperformance. The Fund remains positioned to benefit from a steeper yield curve via the Fund’s overweight in financials, and Fixed Income exposure focused largely on Credit including Bank Loans, High Yield, Convertibles, Preferred Securities, combined with 10-Year Government issued TIPS instruments. We continue to expect steeper yield curves and a back-up in interest rates as the economy strengthens, wages grow, and the Federal Reserve moves to normalize U.S. interest rate policy amid a new U.S. Administration which is expected to focus on pro-growth, inflationary fiscal policy and deregulation. We also expect little in the way of incremental monetary stimulus in Japan and Europe, which should help keep interest rate curves steeper in the coming twelve months.

Changing of the Guard Begins

The Second Quarter of 2016 (“Q2”) featured continued central bank easing to ever lower (and even negative) yields, highlighted by the start, in early June, of the European Central Bank’s (ECB) corporate bond buying program. For much of April and May, the market anticipated the ECB’s bond-buying plan, demand for bonds

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016 (Unaudited)

outstripped supply, credit spreads tightened meaningfully and the global search for yield continued to drive strong fixed income performance and outperformance of ‘stable’ equities acting as ‘bond proxies’. The Federal Reserve continued to assess its role as central bankers to the rest of the world versus just to the U.S. economy. Meanwhile, from a macro perspective, global economic data showed signs of moving along the bottom, oil recovered (allaying worries over energy-related risk assets and credit), and by late June Brexit introduced a new risk to global growth to contemplate - and an opportunity for us to add to positions where market reaction to event risk was overdone, in our opinion.

The Third Quarter of 2016 (“Q3”) began with the continuation of the post-Brexit financial market rebound. By quarter-end, we had witnessed early evidence of a “changing of the guard” in market sector leadership amid improving economic performance. The market punished the British Pound, lifting UK equity and credit markets, while inflation-linked instruments in the UK also performed well. This was followed by a string of stronger economic data in the U.S., Europe and China, driving a rebound in global cyclicals including materials, energy, and financials. We began to see cracks in the momentum of the yield chase across many yield-oriented instruments, including sovereign yield curves, high-yielding equity issues and weakness in many of the ‘stable’ trades (bond-like equities), which were performance laggards in Q3 and into early Q4. The quarter was also marked by a change in central bank policy in Japan, which we believe is significant to global yield curves and rising expectations for a Fed rate hike by year-end (albeit, not in September). The Bank of Japan’s decision to not pursue a more Negative Interest Rate Policy, or NIRP, and instead to target the shape of the yield, we believed, would slow down the recycling of capital out of Japan and into European and U.S. yield assets. The U.S. yield curve steepened about 20 basis points over the course of Q3, a trend that continued into Q4. The knock on effects of a steeper yield curve will have implications for asset allocation, sector biases, as well as security selection in the coming quarters.

Positioned for the Handoff to Global Cyclicals

The Chiron Domain indicator read Neutral Domain at the end of Q3, where it has been since Q2. In a Neutral Domain, our asset allocation should be fairly balanced, with an approximately 55-60% equity allocation, 35-40% allocation to fixed-income, and 0-10% in cash. As of October 31, 2016 the Fund’s asset allocation stood at roughly 66% net equities, 27% fixed income, and about 7% cash. Our work continues to guide us to be opportunistic around event risk as the equity yield curve continues to steepen amid dynamic fiscal and monetary expectations. The Fund’s sector exposures versus the benchmark are higher in value sectors and cyclicals sectors, including energy, financials, industrials, and materials while underweight healthcare, staples, telecom and utilities. The Fund’s small cap exposure is 5% of equity holdings, well ahead of the MSCI ACWI near-zero weight. Our Dispersion work continues to point to value opportunities in Japan, China, EMEA, and opportunities in energy, financials and technology in Emerging Markets. The team believes that the global economic cycle will pick up into 2017 after a year of exogenous shocks (Japanese NIRP policy, Brexit, U.S. Elections) which will help

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016 (Unaudited)

drive revenue and profits in cyclical sectors globally. Our work suggests the U.S. market is more growth-oriented hence our heavier weightings in faster revenue growing companies in sectors like technology and consumer discretionary. The Fund’s fixed income exposure is largely focused on credit based instruments. We continue to expect steeper yield curves and a back-up in interest rates as the economy strengthens, wages grow and the Federal Reserve moves to normalize U.S. interest rate policy.

Q2/Q3 Performance Summary

In Q2, the Fund fell modestly (-20bps), underperforming its 60/40 benchmark by ~178bps, which returned +1.58%. Style and sector outperformance vacillated around stable/yield-oriented sectors (telco, utilities, consumer staples) versus small cap, Emerging Markets and Global Cyclicals leadership which underperformed and were the Fund’s relative overweights. The Fund was underexposed to the stable/yield trade in Q2 and its monthly equity performance ebbed and flowed alongside it. The global yield-hunt remained in full force in Q2 amid persistently low to negative rates and, along with Brexit fears, virtually all fixed-income sectors performed strongly during the quarter, including sovereigns, credit, and long-duration. The Fund was under-expressed in fixed-income, approximately 20% of the Fund’s allocation by asset class compared to 40% for the benchmark, thereby contributing to the Fund’s under-performance versus its benchmark, amid Q2’s chase for yield.

The Fund outperformed in Q3, rising +4.47% compared to its benchmark, which returned a +3.42% gain. Key contributors to Fund performance during the quarter included underweights in underperforming ‘stable’ sectors (consumer staples, utilities, telco equities), strong global financial equities performance, and fixed income portfolio weighting and composition relative to the benchmark. The portfolio management team positioned the Fund to benefit from a steeper yield curve via the overweight in financials and fixed income allocation to TIPS and credit helped to drive performance.

During the period covered by this Report, the Fund utilized a variety of derivative instruments, as identified; however, such instruments did not contribute to nor detract from the Fund’s performance in a material way. The Fund regularly utilized equity total return swaps to purchase short exposure to the equity asset class, as a hedge on the long equity position of the Fund. Periodically, the Fund utilized single-name total return swaps to gain long exposure to a name in a market which was not yet operationally available for direct trading. The Fund utilized long equity index futures to create long exposure to emerging markets and sovereign fixed-income in a more cost-efficient way, as appropriate. Less frequently, the Fund has obtained short exposure to cleared credit default swaps, thereby experiencing long exposure in the fixed income asset class.

The Chiron Capital Allocation Fund is distributed by SEI Investments Distribution Co. (SIDCo). SIDCo is not affiliated with Chiron Investment Management Company.

Investing involves risk, including possible loss of principal. Bonds and bond funds will decrease in value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments. The Fund uses investment techniques that are

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016 (Unaudited)

different from the risks ordinarily associated with equity investments. Such techniques and strategies include REIT risk, derivative risks, foreign investment and emerging markets risks, which may increase volatility and may increase costs and lower performance.

Chiron Investment Management, LLC is a registered investment adviser.

© 2015-2016 Chiron Investment Management, LLC. All rights reserved.

Not a Deposit        Not FDIC Insured        May Lose Value        No Bank Guarantee        Not Insured By Any Federal

Definition of Comparative Index

The MSCI ACWI (Net) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world and is calculated with dividends reinvested after deduction of withholding tax.

The World Broad Investment-Grade Bond Index (WorldBIG) is a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed income markets. The inclusion of government, government-sponsored/supranational, collateralized, and corporate debt from Citi’s family of fixed income indices makes the WorldBIG a comprehensive representation of the global, investment-grade universe. Sub-indices are available in any combination of currency, maturity, and rating.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Chiron Capital Allocation Fund, Class I Shares, versus the 60/40 Blend of MSCI ACWI (Net) and Citigroup WorldBIG Indices

TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2016
Cumulative Inception to Date†
Class I	4.47%
60/40 Blend of MSCI ACWI (Net) and
Citigroup WorldBIG	3.72%
MSCI ACWI (Net)	2.90%
Citigroup WorldBIG	4.58%

† The Chiron Capital Allocation Fund commenced operations on November 30, 2015.

The return for the period reflects fee waivers in effect for that period; absent fee waivers, performance would have been lower. The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

ASSET WEIGHTINGS (Unaudited)

	% of Net Assets*	Value
Common Stock	65.0%	$104,815,616
U.S. Government Agency Obligations	9.4	15,094,646
Exchange Traded Funds	5.9	9,541,355
Corporate Obligations	4.6	7,403,937
Preferred Stock	3.7	5,975,471
Convertible Bonds	1.8	2,852,604
Rights	0.0	24,187

Total Investments	90.4	145,707,816
Cash Equivalents	9.3	14,920,608
Cash Pledged as Collateral for Futures Contracts, Forward Foreign Currency Contracts and Swap Contracts	0.7	1,137,542
Total Other Assets and Liabilities	(0.4)	(662,996)

Net Assets	100.0%	$161,102,970

*Percentages	are based on Net Assets.

SCHEDULE OF INVESTMENTS (PERCENTAGES ARE BASED ON NET ASSETS OF $161,102,970)
COMMON STOCK — 65.0%

	Shares	Value

AUSTRALIA — 0.9%
Fortescue Metals Group	351,781	$1,471,797

BELGIUM — 1.8%
KBC Groep	48,160	2,934,696

BRAZIL — 0.7%
Banco Santander Brasil	65,100	537,401
Qualicorp	45,500	294,068
Telefonica Brasil ADR	18,500	266,400

		1,097,869

CANADA — 2.2%
Agnico Eagle Mines	2,540	129,032
Barrick Gold	7,689	135,250
Canadian Natural Resources	54,387	1,724,612
Enbridge Income Fund Holdings	54,400	1,380,583
Franco-Nevada	1,928	126,207

		3,495,684

CHINA — 3.3%
Alibaba Group Holding ADR *	25,657	2,609,060
China Everbright	130,000	254,785

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

COMMON STOCK — continued

	Shares	Value

CHINA — (continued)
China Merchants Bank, Cl H	112,000	$273,229
China Resources Power Holdings	156,000	265,111
FIH Mobile	809,000	267,040
Guangzhou R&F Properties	169,600	239,676
KWG Property Holding	407,000	236,153
Longfor Properties	174,000	231,086
Luk Fook Holdings International	109,000	319,739
Sinopec Engineering Group, Cl H	310,500	274,646
SOHO China	494,000	255,422

		5,225,947

DENMARK — 1.5%
Vestas Wind Systems	29,632	2,376,840

FINLAND — 1.2%
UPM-Kymmene	86,188	2,005,802

FRANCE — 3.0%
Eiffage	14,717	1,089,538
Peugeot *	118,561	1,775,909
Total S.A.	41,491	1,991,313

		4,856,760

HONG KONG — 0.4%
BOC Hong Kong Holdings Ltd.	169,000	603,607

IRELAND — 0.2%
Cairn Homes *	291,801	377,184

JAPAN — 11.2%
Dai-ichi Life Holdings	182,300	2,678,786
Fuji Heavy Industries	60,600	2,365,752
Fujitsu General	107,000	2,460,990
Nippon Telegraph & Telephone	53,600	2,381,768
Sony	41,600	1,333,247
Sumitomo Mitsui Financial Group	91,000	3,169,858
Toshiba Plant Systems & Services	108,700	1,756,904
Tosoh	279,000	1,827,720

		17,975,025

RUSSIA — 1.4%
Lukoil PJSC ADR	10,426	508,267
Yandex, Cl A *	90,800	1,787,852

		2,296,119

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

COMMON STOCK — continued

	Shares	Value

SPAIN — 3.2%
Abertis Infraestructuras	59,475	$883,033
Banco Santander	463,926	2,280,034
Repsol	144,257	2,021,451

		5,184,518

THAILAND — 0.4%
PTT Exploration & Production NVDR	134,900	320,892
PTT PLC NVDR	32,200	318,343

		639,235

UNITED KINGDOM — 1.0%
BP	284,870	1,686,577

UNITED STATES — 32.6%
AbbVie	40,146	2,239,344
AGCO	14,392	735,143
Agilent Technologies	19,128	833,407
Alliance Resource Partners (1)	66,900	1,672,500
Alphabet, Cl C *	1,800	1,412,172
Amgen	21,161	2,987,087
Cabot	26,924	1,403,817
Churchill Downs	13,100	1,781,600
Citrix Systems *	14,791	1,254,277
CME Group, Cl A	25,960	2,598,596
Dow Chemical	26,350	1,417,894
Facebook, Cl A *	15,855	2,076,847
Helmerich & Payne	20,684	1,305,367
Intel	36,706	1,279,938
International Business Machines	12,896	1,981,986
Las Vegas Sands	44,424	2,571,261
Lazard, Cl A	46,546	1,697,067
MGIC Investment *	227,645	1,857,583
Morgan Stanley	71,603	2,403,713
National Oilwell Varco	68,931	2,212,685
Navient	136,721	1,747,294
Newmont Mining	3,500	129,640
Pfizer	45,305	1,436,621
Popular	53,566	1,944,446
QUALCOMM	31,900	2,192,168
Scripps Networks Interactive, Cl A	22,274	1,433,555
Sirius XM Holdings	431,915	1,801,085
Swift Transportation, Cl A *	39,468	883,294
Take-Two Interactive Software *	16,409	728,396

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

COMMON STOCK — continued

	Shares	Value

UNITED STATES — (continued)
Teradata *	34,600	$932,816
Union Pacific	13,377	1,179,584
Valmont Industries	8,804	1,126,472
Xilinx	26,151	1,330,301

		52,587,956

TOTAL COMMON STOCK (Cost $100,060,895)		$104,815,616

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.4%

	Face Amount	Value
FFCB
0.561%, 11/13/17 (2)	$5,000,000	$5,005,525
FHLB
0.596%, 12/07/17 (2)	2,500,000	2,504,050
0.461%, 07/27/17 (2)	7,600,000	7,585,071

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $15,108,436)		$15,094,646

EXCHANGE TRADED FUNDS — 5.9%

	Shares	Value
UNITED STATES — 5.9%
PowerShares Senior Loan Portfolio	255,200	$5,915,536
SPDR Barclays High Yield Bond	99,995	3,625,819

TOTAL EXCHANGE TRADED FUNDS (Cost $9,526,219)		$9,541,355

CORPORATE OBLIGATIONS — 4.6%

	Face Amount	Value
UNITED KINGDOM — 0.5%
Noble Holding International
7.200%, 04/01/25	$1,075,000	$876,125

UNITED STATES — 4.1%
CenturyLink
5.800%, 03/15/22	392,000	397,880
First Data
7.000%, 12/01/23 (3)	500,000	523,750
Hertz
7.375%, 01/15/21	550,000	566,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

UNITED STATES — (continued)
Nabors Industries
4.625%, 09/15/21	$250,000	$247,373
Navient
5.875%, 10/25/24	489,000	436,432
NFP
9.000%, 07/15/21 (3)	501,000	511,020
Seagate HDD Cayman
4.750%, 01/01/25	450,000	428,850
Sprint
7.875%, 09/15/23	1,050,000	1,039,500
Starwood Property Trust
4.550%, 03/01/18	452,000	492,963
Transocean
8.125%, 12/15/21	771,000	744,169
Whiting Petroleum
6.500%, 10/01/18	250,000	246,250
5.750%, 03/15/21	650,000	602,875
Williams
3.700%, 01/15/23	300,000	290,250

		6,527,812

TOTAL CORPORATE OBLIGATIONS (Cost $7,362,254)		$7,403,937

PREFERRED STOCK — 3.7%

	Shares	Value
BRAZIL — 0.3%
Itausa - Investimentos Itau *	158,700	$468,344

UNITED STATES — 3.4%
Bank of America, 7.250%	791	973,721
Citigroup Capital XIII, 7.257% (2)	22,017	572,662
Goldman Sachs Group, 6.300%	30,609	816,036
Hess, 8.000%	12,949	765,934
JPMorgan Chase, 6.150%	22,208	592,287
PNC Financial Services Group, 6.125% (2)	25,774	726,827
Wells Fargo, 7.500%	812	1,059,660

		5,507,127

TOTAL PREFERRED STOCK (Cost $6,088,109)		$5,975,471

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

CONVERTIBLE BONDS — 1.8%

	Face Amount	Value

UNITED STATES — 1.8%
Citrix Systems
0.500%, 04/15/19	$685,000	$768,485
Intel
3.250%, 08/01/39	496,000	850,330
VEREIT
3.000%, 08/01/18	449,000	448,719
Whiting Petroleum
1.250%, 04/01/20	936,000	785,070

TOTAL CONVERTIBLE BONDS (Cost $2,853,692)		$2,852,604

RIGHTS — 0.0%

	Number of Rights	Value
SPAIN — 0.0%
Banco Santander, Expires 11/03/16 * (Cost $–)	432,028	$24,187

TOTAL INVESTMENTS — 90.4% (Cost $140,999,605)		$145,707,816

*	Non-income producing security.

(1)	Security considered Master Limited Partnership. At October 31, 2016, these securities amounted to $1,672,500 or 1.0% of net assets.

(2)	Floating rate security - Rate disclosed is the rate in effect as of October 31, 2016.

(3)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” On October 31, 2016, the value of these securities amounted $1,034,770 and represented 0.6% of net assets.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

A list of the open futures contracts held by the Fund at October 31, 2016 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount	Unrealized Depreciation
Hang Seng Index	4	Nov-2016	$608,945	$(18,424)
H-Shares Index	16	Nov-2016	1,016,881	(29,467)
MINI MSCI Emerging Markets Index	37	Dec-2016	1,720,315	(48,950)
SGX S&P CNX Nifty Index	223	Nov-2016	3,906,935	(70,240)

			$7,253,076	$ (167,081)

A list of the open forward foreign currency contracts held by the Fund at October 31, 2016 is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
Morgan Stanley	11/18/16	USD	3,533,725	EUR	3,250,000	$36,543
Morgan Stanley	11/18/16	JPY	376,000,000	USD	3,603,500	16,004
Morgan Stanley	11/18/16	EUR	3,250,000	USD	3,567,837	(2,431)
Morgan Stanley	11/18/16	JPY	1,115,000,000	USD	10,797,588	159,136

						$209,252

A list of the open OTC swap agreements held by the Fund at October 31, 2016, is as follows:

Total Return Swaps
Counterparty	Reference Entity/Obligation	Fund Receives	Fund Pays	Termination Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Morgan Stanley	DGB Financial Group	Total Return	USD 1M LIBOR BBA + 105 BPS	6/14/18	$267,147	$5,319
Morgan Stanley	Kumba Iron	Total Return	USD 1D FUNDS FED + 70 BPS	6/14/18	253,433	46,435
Morgan Stanley	MSCHIEU Basket Swap **	USD 1D FUNDS FED - 60 BPS	Total Return	6/4/18	(3,083,846)	170,738
Morgan Stanley	MSCHIJP Basket Swap **	USD 1D FUNDS FED - 60 BPS	Total Return	6/4/18	(2,776,952)	(147,637)
Morgan Stanley	MSCHIUS Basket Swap **	USD 1D FUNDS FED - 40 BPS	Total Return	6/4/18	(3,473,954)	119,028
Morgan Stanley	Posco	Total Return	USD 1M LIBOR BBA + 105 BPS	6/14/18	261,921	6,609
Morgan Stanley	Woori Bank	Total Return	USD 1M LIBOR BBA + 105 BPS	6/14/18	246,407	34,648

					$(8,305,844)	$235,140

** The following table represents the individual common stock exposure comprising the Morgan Stanley Equity Basket Swaps as of October 31, 2016.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

Morgan Stanley Equity Basket Swaps
Shares	Description	Notional Amount	Unrealized Appreciation

MSCHIEU Index
6,294	Accor	$(50,555)	$2,799
1,933	Ackermans & Van Haaren	(56,796)	3,144
4,257	Airbus Group	(53,531)	2,964
2,704	Beiersdorf	(50,352)	2,788
30,197	Britvic PLC	(38,921)	2,155
19,267	Capita PLC	(26,163)	1,448
68,186	Capital & Counties	(43,887)	2,430
10,157	Carrefour	(56,361)	3,120
4,152	Chr. Hansen Holding	(964)	53
4,343	Cie Financiere Richemont	(64,192)	3,554
18,412	Credit Suisse Group	(59,093)	3,272
37,486	Essentra PLC	(44,353)	2,456
8,722	Freenet	(52,877)	2,927
211	Galenica	(48,634)	2,693
23,443	GET	(5,444)	301
12,726	Getinge	(437,398)	24,217
29,076	HEXPOL	(6,752)	374
8,902	Hikma Pharmaceuticals PLC	(36,262)	2,008
44,356	Howden Joinery Group PLC	(38,618)	2,138
4,423	Hugo Boss	(58,758)	3,253
1,199	Iliad	(53,191)	2,945
7,482	JCDecaux	(48,401)	2,680
2,729	Krones	(58,845)	3,258
4	Lindt & Sprungli	(1)	-
5,198	Luxottica	(54,744)	3,031
16,727	OCI	(49,138)	2,721
43,361	Paysafe Group PLC	(43,692)	2,419
5,619	Randstad Holding	(61,214)	3,389
9,289	Schibsted	(2,157)	119
67,434	Sports Direct International	(43,332)	2,399
20,062	St. James’s Place PLC	(44,028)	2,438
941	Swatch Group	(65,024)	3,600
20,988	Swedish Orphan Biovitrum	(451,094)	24,975
37,242	Technicolor	(46,063)	2,550
34,234	Tele2	(593,470)	32,858
5,135	Telenet Group Holding	(58,147)	3,219
25,879	TF1	(50,470)	2,794
12,170	Travis Perkins PLC	(37,489)	2,076
3,054	UCB	(43,746)	2,422
5,723	United Inter	(49,689)	2,751

		$(3,083,846)	$170,738

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

Morgan Stanley Equity Basket Swaps (continued)
Shares	Description	Notional Amount	Unrealized Appreciation (Depreciation)

MSCHIJP Index
5,609	Ariake Japan Ltd	$(106,301)	$(5,652)
6,184	Asahi Intecc Ltd	(20)	(1)
13,798	ASICS	(99,884)	(5,310)
7,814	ASKUL	(109,125)	(5,802)
44,332	BT Investment Management Ltd	(1,308)	(70)
7,455	Calbee	(91,704)	(4,875)
12,588	Capcom Ltd	(110,351)	(5,867)
8,307	Chugai Pharmaceutical Ltd	(96,023)	(5,105)
5,187	Ezaki Glico Ltd	(99,993)	(5,316)
11,188	H.I.S. Ltd.	(103,601)	(5,508)
3,392	Hoshizaki	(11)	(1)
8,823	Kikkoman	(95,297)	(5,067)
7,108	Kusuri No Aoki Ltd	(23)	(1)
4,351	Kyoritsu Maintenance Ltd	(88,642)	(4,713)
5,364	Mabuchi Motor Ltd	(105,827)	(5,626)
10,688	Monotaro Ltd	(34)	(2)
12,544	Nihon Kohden	(103,804)	(5,519)
5,699	Nippon Shinyaku Ltd	(98,075)	(5,214)
11,039	Ono Pharmaceutical Ltd	(95,064)	(5,054)
14,860	OSG	(107,429)	(5,711)
5,913	Otsuka	(95,461)	(5,075)
9,802	Pigeon	(93,679)	(4,980)
7,358	Pilot	(111,657)	(5,936)
13,825	Resorttrust	(93,785)	(4,986)
1,470	Ryohin Keikaku Ltd	(5)	-
27,633	Shikoku Electric Power	(88,150)	(4,687)
18,406	Shimadzu	(90,869)	(4,831)
1,852	Shimano	(107,421)	(5,711)
12,266	Sirtex Medical Ltd	(40)	(2)
5,728	Sohgo Security Services Ltd	(88,585)	(4,710)
5,395	Sugi Holdings Ltd	(98,071)	(5,214)
36,457	Tokyu	(92,641)	(4,925)
8,047	Trend Micro	(96,141)	(5,111)
2,690	Tsuruha Holdings	(105,274)	(5,597)
25,090	Ushio	(102,643)	(5,457)
4,351	Welcia Holdings Ltd	(14)	(1)

		$(2,776,952)	$(147,637)

MSCHIUS Index
4,568	Acadia Healthcare	$(59,602)	$2,042
6,748	Acadia Pharmaceuticals	(57,073)	1,956

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

Morgan Stanley Equity Basket Swaps (continued)
Shares	Description	Notional Amount	Unrealized Appreciation

MSCHIUS Index (continued)
4,726	Alkermes PLC	$(86,442)	$2,962
902	Allergan plc	(68,382)	2,343
4,567	AutoNation	(72,697)	2,491
17,200	Calpine	(74,266)	2,545
8,017	CBRE Group	(74,933)	2,567
10,522	Ciena	(73,989)	2,535
15,097	Covanta Holding	(82,167)	2,815
2,901	Edgewell Personal Care	(79,366)	2,719
3,318	EPAM Systems	(77,495)	2,655
15,794	FireEye	(66,591)	2,282
18,260	FNB	(86,595)	2,967
6,297	Hain Celestial	(83,099)	2,847
8,518	Hanesbrands	(79,431)	2,722
2,927	Hanover Insurance Group	(80,917)	2,772
2,514	Helen of Troy	(74,343)	2,547
14,924	Houghton Mifflin	(68,500)	2,347
8,846	Impax Laboratories	(64,515)	2,211
26,208	Infinera	(74,173)	2,541
6,295	Interactive Brokers Group	(75,809)	2,597
8,348	Intrexon	(79,057)	2,709
7,902	Juno Therapeutics	(69,644)	2,386
11,973	Kate Spade	(72,767)	2,493
3,436	Mednax	(76,362)	2,616
2,293	Netflix	(103,891)	3,560
4,035	Nike	(73,467)	2,517
3,658	Onex	(1,327)	45
5,536	Pacira Pharmaceuticals	(63,876)	2,189
2,756	PriceSmart	(90,949)	3,116
8,590	Realogy Holdings	(71,344)	2,444
5,993	Robert Half International	(81,370)	2,788
1,903	Signature Bank/New York NY	(83,245)	2,852
9,833	Skechers U.S.A.	(75,031)	2,571
6,632	Snyder’s-Lance	(85,594)	2,933
11,280	Sprouts Farmers Market	(90,657)	3,106
6,635	Stella-Jones	(114,595)	3,926
2,105	SVB Financial Group	(93,387)	3,200
4,053	Tableau Software	(70,662)	2,421
6,895	Team Health Holdings LLC	(107,202)	3,673
3,616	TripAdvisor	(84,600)	2,899
3,084	Ultragenyx Pharmaceutical	(66,010)	2,262
7,903	Whole Foods Market	(81,123)	2,780

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

Morgan Stanley Equity Basket Swaps (continued)
Shares	Description	Notional Amount	Unrealized Appreciation

MSCHIUS Index (continued)
6,705	Winpak Ltd	$(111,522)	$3,821
21,164	WisdomTree Investments	(65,887)	2,258

		$(3,473,954)	$119,028

A list of the open centrally cleared swap agreements held by the Fund at October 31, 2016, is as follows:

Credit Default Swaps

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount	Net Unrealized Depreciation
Goldman, Sachs & Co.	CDX High Yield CDSI S27	SELL	5.00%	12/20/21	$(4,500,000)	$(63,684)

					$(4,500,000)	$(63,684)

For the period ended October 31, 2016, the total amount of all open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the period.

ADR — American Depositary Receipt

BBA — British Bankers Association

BPS — Basis Points

CDX High Yield CDSI S27 — Credit Derivatives Index — High Yield

Cl — Class

CNX Nifty — Stock Market Index for Indian Equity Market

EUR — Euro

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

Ltd. — Limited

MSCI — Morgan Stanley Capital International

NVDR — Non-Voting Depository Receipt

OTC — Over the Counter

PJSC — Public Joint Stock Company

PLC — Public Limited Company

S&P — Standard & Poor’s

SGX — Singapore Exchange

SPDR — Standard & Poor’s Depositary Receipts

USD — U.S. Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

The table below sets forth information about the Level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at October 31, 2016:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$104,815,616	$—	$—	$104,815,616
U.S. Government
Agency Obligations	—	15,094,646	—	15,094,646
Exchange Traded Funds	9,541,355	—	—	9,541,355
Corporate Obligations	—	7,403,937	—	7,403,937
Preferred Stock	5,975,471	—	—	5,975,471
Convertible Bonds	—	2,852,604	—	2,852,604
Rights	24,187	—	—	24,187
Total Investments in Securities	$120,356,629	$25,351,187	$—	$145,707,816

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts‡
Unrealized Depreciation	$(167,081)	$—	$—	$(167,081)
Forwards Contracts‡
Unrealized Appreciation	—	211,683	—	211,683
Unrealized Depreciation	—	(2,431)	—	(2,431)
OTC Swaps‡
Total Return Swaps
Unrealized Appreciation	—	382,777	—	382,777
Unrealized Depreciation	—	(147,637)	—	(147,637)
Centrally Cleared Swaps‡
Credit Default Swaps
Unrealized Depreciation	—	(63,684)	—	(63,684)
Total Other Financial Instruments	$(167,081)	$380,708	$—	$213,627

‡   Futures contracts, forwards contracts and swap contracts are value at the unrealized appreciation (depreciation) on the instrument.

Amounts designed as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

Changes in the classifications between Levels 1 and 2 occurred throughout the period when foreign equity securities were fair valued using other observable market based inputs provided by MarkIt in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment was principally traded. There were no other significant transfers between Level 1 and 2 assets for the period ended October 31, 2016. All other transfers were considered to have occurred as of the end of the period. For the period ended October 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments, at Value (Cost $140,999,605)	$145,707,816
Foreign Currency, at Value (Cost $18,770)	18,876
Swap Contracts, at Value (Premiums received $—)	382,777
Cash Equivalents	14,920,608
Receivable for Capital Shares Sold	3,535,269
Receivable for Investments Sold	2,373,591
Cash Pledged as Collateral for Futures Contracts, Forward Foreign Currency Contracts and Swap Contracts	1,137,542
Dividend and Interest Receivable	336,998
Unrealized Appreciation on Forward Foreign Currency Contracts	211,683
Reclaim Receivable	19,791
Receivable for Variation Margin	15,782
Deferred Offering Costs (See Note 2)	5,519
Prepaid Expenses	17,117

Total Assets	$168,683,369

Liabilities:
Payable for Investment Securities Purchased	$7,245,034
Swap Contracts, at Value (Premiums received $—)	147,637
Payable due to Adviser	68,395
Payable for Variation Margin	42,898
Payable due to Administrator	8,470
Unrealized Depreciation on Forward Foreign Currency Contracts	2,431
Chief Compliance Officer Fees Payable	2,050
Payable for Capital Shares Redeemed	196
Payable due to Trustees	101
Other Accrued Expenses and Other Payables	63,187

Total Liabilities	$7,580,399

Net Assets	$161,102,970

Net Assets Consist of:
Paid-in Capital	$156,351,267
Undistributed Net Investment Income	19,346
Accumulated Net Realized Loss on Investments, Futures Contracts, Swap
Contracts, Forward Contracts and Foreign Currency Transactions	(183,246)
Net Unrealized Appreciation on Investments	4,708,211
Net Unrealized Depreciation on Futures Contracts	(167,081)
Net Unrealized Appreciation on Swap Contracts	171,456
Net Unrealized Appreciation on Forward Contracts, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	203,017

Net Assets	$161,102,970

Class I Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	15,485,155

Net Asset Value, Offering and Redemption Price Per Share	$10.40

Amount designed as “—” is $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
FOR THE PERIOD ENDED
OCTOBER 31, 2016*

STATEMENT OF OPERATIONS
Investment Income:
Dividends	$1,266,289
Interest	252,555
Less: Foreign Taxes Withheld	(70,540)

Total Investment Income	1,448,304

Expenses:
Investment Advisory Fees	588,110
Administration Fees	91,825
Trustees’ Fees	10,000
Chief Compliance Officer Fees	6,135
Legal Fees	150,000
Offering Costs (See Note 2)	60,526
Custodian Fees	35,321
Audit Fees	25,000
Transfer Agent Fees	23,939
Printing Fees	21,000
Registration and Filing Fees	14,855
Pricing Fees	7,987
Other Expenses	9,098

Total Expenses	1,043,796

Less:
Investment Advisory Fee Waiver	(331,612)

Net Expenses	712,184

Net Investment Income	736,120

Net Realized Gain (Loss) on:
Investments	(767,123)
Futures Contracts	947,218
Swap Contracts	(404,941)
Forward Contracts and Foreign Currency Transactions	(265,423)

Net Realized Loss	(490,269)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	4,708,211
Futures Contracts	(167,081)
Swap Contracts	171,456
Forward Contracts, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	203,017

Net Change in Unrealized Appreciation	4,915,603

Net Realized and Unrealized Gain on Investments, Futures Contracts, Swap Contracts, Forward Contracts and Foreign Currency Transactions	4,425,334

Net Increase in Net Assets Resulting from Operations	$5,161,454

*Commenced operations on November 30, 2015.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS
Period Ended October 31, 2016*
Operations:
Net Investment Income	$736,120
Net Realized Loss on Investments, Futures Contracts, Swap Contracts, Forward Contracts and Foreign Currency Transactions	(490,269)
Net Change in Unrealized Appreciation on Investments, Futures Contracts and Swap Contracts	4,712,586
Net Change in Unrealized Appreciation on Forward Contracts, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	203,017

Net Increase in Net Assets Resulting from Operations	5,161,454

Dividends:
Net Investment Income:
Class I Shares	(409,751)

Total Dividends	(409,751)

Capital Share Transactions:
Class I Shares
Issued	159,868,238
Reinvestment of Dividends	400,174
Redeemed	(3,917,145)

Net Increase in Net Assets from Capital Share Transactions	156,351,267

Total Increase in Net Assets	161,102,970

Net Assets:
Beginning of Period	—

End of Period (including Undistributed Net Investment Income of $19,346)	$161,102,970

Share Transactions:
Issued	15,828,834
Reinvestment of Distributions	38,769
Redeemed	(382,448)

Net Increase in Shares Outstanding from Share Transactions	15,485,155

*Commenced operations on November 30, 2015.

Amount designed as “—” is $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Period

	Class I Shares
	Period Ended October 31, 2016*
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income**	0.11
Net Realized and Unrealized Gain	0.34

Total from Investment Operations	0.45

Dividends from:
Net Investment Income	(0.05)

Total Dividends	(0.05)

Net Asset Value, End of Period	$10.40

Total Return†	4.47%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$161,103
Ratio of Expenses to Average Net Assets	1.15%	††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.69%	††
Ratio of Net Investment Income to Average Net Assets	1.19%	††
Portfolio Turnover Rate†	187%

*	Commenced operations on November 30, 2015.
**	Per share calculations were performed using average shares for the period.
†	Return and portfolio turnover rate are for the period indicated and have not been annualized. Return does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.
††	Annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 14 funds. The financial statements herein are those of the Chiron Capital Allocation Fund (the “Fund”). The investment objective of the Fund is total return. Total return consists of capital growth and income. The Fund is classified as a diversified investment company. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Fund commenced operations on November 30, 2015.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidance for investment companies.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features,

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Chiron Investment Management, LLC (the

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

“Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

The Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Administrator and can request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 – Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended October 31, 2016, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended October 31, 2016, the Fund did not have any unrecognized tax benefits or liabilities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2016, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

interest method. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Fund enters into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized appreciation (depreciation) during the period are presented on the Statement of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. Refer to the Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of October 31, 2016, if applicable.

For the period ended October 31, 2016, the average balances of forward foreign currency exchange contracts were as follows:

Average Monthly Notional Contracts Purchased	$859,054
Average Monthly Notional Contracts Sold	$5,672,665

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

Futures Contracts — The Fund utilized futures contracts during the period ended October 31, 2016. To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. Futures are collateralized by cash deposits with Goldman, Sachs & Co. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of October 31, 2016. For the period ended October 31, 2016, the average notional amount of futures contracts held was $1,240,068.

Swap Contracts — The Fund is authorized to enter into swap contracts, including total return swaps and equity swaps contracts. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked-to-market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At period end, the Statement of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at period end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at period end, if any, are listed on the Schedule of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Fund’s custodian. As of October 31, 2016, the Fund has entered into total return swap contracts and credit default swap contracts as shown on the Schedules of Investments.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy. As of October 31, 2016, the Fund’s swap agreements were with two counterparties. For the period ended October 31, 2016, the average notional amount of swap contracts held was $(1,186,549).

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Fund. As of October 31, 2016, the remaining amount still to be amortized for the Fund was $5,519.

3. Credit Derivatives:

The Fund may use credit default swaps to reduce risk where the Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

As of October 31, 2016, the Fund is the seller (“providing protection”) on a total notional amount of $4.5 million. The notional amounts of the swaps are not recorded in the financial statements; however the notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Fund is providing protection at balance sheet date are summarized as follows:

Written Credit Derivative Contracts	Single Name CDS		CDS Index
Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total
Fair value of written credit derivatives	$177,583	$-	$-	$-	$177,583
Maximum potential amount of future payments	4,500,000	-	-	-	4,500,000
Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)[1]	-	-	-	-	-
Collateral held by the Partnership or other third parties which the Partnership can obtain upon occurrence of triggering event	-	-	-	-	-

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

Maximum Potential Amount of Future Payments by Contract Term
	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$-	$-	$-	$-
> than 400	-	-	4,500,000	-	-	4,500,000
Total	$-	$-	$4,500,000	$-	$-	$4,500,000

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. Derivative Transactions:

The following tables include the Fund’s exposure by type of risk on derivatives held throughout the period.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

The fair value of derivative instruments as of October 31, 2016, is as follows:

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liability Location	Fair Value		Statement of Assets and Liability Location	Fair Value
Equity contracts	Net Assets — Unrealized appreciation on swap contracts	$382,777	†	Net Assets — Unrealized depreciation on swap contracts	$147,637	†
	Net Assets — Unrealized appreciation on futures contracts	- *		Net Assets — Unrealized depreciation on futures contracts	167,081	*
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	- †		Net Assets — Unrealized depreciation on swap contracts	63,684	†
Foreign exchange contracts	Net Assets — Unrealized appreciation on forward foreign currency contracts	211,683		Net Assets — Unrealized depreciation on forward foreign currency contracts	2,431

Total		$594,460			$380,833

†	Includes cumulative appreciation (depreciation) of swap contracts as reported in the Schedule of Investments.
*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments.

The effect of derivative instruments on the Statement of Operations for the period ended October 31, 2016, were as follows:

The amount of realized gain (loss) on derivatives recognized in income:

	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Total
Equity contracts	$947,218	$-	$(428,050)	$519,168
Credit contracts	-	-	23,109	23,109
Foreign exchange contracts	-	(242,118)	-	(242,118)
Total	$947,218	$(242,118)	$(404,941)	$300,159

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Total
Equity contracts	$(167,081)	$-	$235,140	$68,059
Credit contracts	-	-	(63,684)	(63,684)
Foreign exchange contracts	-	209,252	-	209,252
Total	$(167,081)	$209,252	$171,456	$213,627

5. Offsetting Assets and Liabilities:

The Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty.

Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of investments at value (securities) or cash pledged as collateral for futures contracts and swap contracts (cash). The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

The following is a summary by derivative type of the value of over the counter (“OTC”) financial derivative instruments and collateral (received)/pledged by counterparty of the Fund as of October 31, 2016:

Counterparty	Gross Assets- Recognized in the Statement of Assets and Liabilities	Gross Liabilities- Recognized in the Statement of Assets and Liabilities	Net Amount Available to be Offset	Cash Collateral Pledged or (Received)†	Net Amount
	Forward Contracts	Forward Contracts
Morgan Stanley	$211,683	$(2,431)	$209,252	$209,252	$-

	Swap Contracts	Swap Contracts
Morgan Stanley	382,777	(147,637)	235,140	235,140	-

Total	$594,460	$(150,068)	$444,392	$444,392	$-

†  Collateral pledged is limited to the net outstanding amount due to/from the counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

6. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

7. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the period ended October 31, 2016, the Fund paid $91,825 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Atlantic Fund Services, LLC, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

8. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.95% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.15% of the Fund’s average daily net assets until February 28, 2017. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below the

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

expense cap, the Adviser may receive from the Fund the difference between total annual operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period up to the expense cap in place at the time the expenses were waived, during which this agreement was in place. This agreement may be terminated: (i) by the Board for any reason at any time, or (ii) by the Adviser, upon ninety (90) days prior written notice to the Trust, effective as of the close of business on February 28, 2017.

As of October 31, 2016, $331,612 of fees which were previously waived by the Adviser can be recaptured up to the expense cap in place at the time the expenses were waived. These fees can be recaptured until October 31, 2019.

9. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended October 31, 2016, were as follows:

Purchases
U.S. Government	$15,552,767
Other	212,960,658
Sales
U.S. Government	$15,501,210
Other	86,387,059

10. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. Permanent differences are primarily attributable to reclassification of long term capital gain distributions on Real Estate Investment Trust securities, foreign exchange transactions, investments in master limited partnerships, gain reclassification of sale of PFIC and reclassification of income and expense from swap transactions, which have been classified to/from the following accounts:

Undistributed Net Investment Loss	Accumulated Net Realized Gain
$(307,023)	$307,023

These reclassifications had no impact on net assets or net asset value per share.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

The tax character of dividends and distributions declared during the period ended October 31, 2016 was as follows:

Ordinary Income
2016	$409,751

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$234,091
Capital Loss Carryforwards	(204,670)
Unrealized Appreciation	4,920,347
Other Temporary Differences	(198,065)

Total Distributable Earnings	$4,751,703

The Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

Short-Term Loss	Total
$ 204,670	$204,670

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales and marked-to-market adjustment of IRC 1256 contracts which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding swap contracts, futures contracts and foreign currency) by the Fund at October 31, 2016, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$140,989,370	$6,777,148	$(2,058,702)	$4,718,446

11. Concentration of Risks:

Counterparty Risk — The Fund is subject to the risk that the other party to a transaction will not fulfill its contractual obligations. In addition, in the event of the bankruptcy of a broker, the Fund could be subject to significant losses with respect to both open positions and assets on deposit with such broker as margin.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

Currency Risk — As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Derivatives Risk — The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, liquidity risk and correlation risk. Market risk, leverage risk and liquidity risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Foreign Exposure Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

12. Other:

At October 31, 2016, 76% of the Fund’s shares outstanding were held by three record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of multiple underlying shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

13. Regulatory Matters:

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and expects that the Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

14. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund III and the Shareholders of

Chiron Capital Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chiron Capital Allocation Fund (one of the funds constituting The Advisors’ Inner Circle Fund III, hereafter referred to as the “Fund”) as of October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the period November 30, 2015 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2016

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2016 to October 31, 2016).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016 (Unaudited)

DISCLOSURE OF FUND EXPENSES – concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Chiron Capital Allocation Fund
Class I
Actual Fund Return	$1,000.00	$1,036.20	1.15%	$5.89
Hypothetical 5% Return	$1,000.00	$1,019.36	1.15%	$5.84

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half period shown).

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016 (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES2 3
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT TRUSTEES[3]
JON C. HUNT (Born: 1951)	Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
JAY C. NADEL (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004.
RANDALL S. YANKER (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 14 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016 (Unaudited)

Company, 1 Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-9-CHIRON. The following chart lists Trustees and Officers as of October 31, 2016.

Other Directorships

Held in the Past Five Years4

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of City National Rochdale Funds, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Member of Independent Committee of Nuveen Commodities Asset Management.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

Current Directorships: Trustee of AXA Premier VIP Trust, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust and JP Morgan Active ETFs.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

Current Directorships: Trustee of City National Rochdale Funds, Winton Series Trust, Winton Diversified Opportunities Trust (closed-end investment company) and Gallery Trust. Director of Lapolla Industries, Inc.

Former Directorships: Trustee of Rochdale Investment Trust to 2013.

Current Directorships: Trustee of Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016 (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2014)	Director of Client Service, SEI Investments Company, since 2004.
ROBERT A. NESHER (Born: 1946)	Vice Chairman (Since 2014)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (since 2014)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis, & Bockius LLP from 2006 to 2010.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016 (Unaudited)

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016 (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS (continued)
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2014)	Attorney, SEI Investments Company (2012- present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM (Born: 1981)	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014- present). Associate Stradley Ronon Stevens & Young (2009-2014).
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners (2011- 2015). Investor Services Team Lead, Morgan Stanley Alternative Investment Partners (2007- 2011).

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016 (Unaudited)

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2016 (Unaudited)

NOTICE TO SHAREHOLDERS

For shareholders that do not have an October 31, 2016 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2016 tax year end, please consult your tax advisor as to the pertinence of this notice. For the period ended October 31, 2016, the Fund is designating the following items with regard to distributions paid during the period.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Qualified Short-Term Capital Gain (5)
0.00%	100.00%	100.00%	70.60%	100.00%	7.10%	15.39%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2016. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

Chiron Capital Allocation Fund

P.O. Box 588

Portland, ME 04112

1-877-9-CHIRON (924-4766)

Adviser:

Chiron Investment Management LLC

1350 Avenue of the Americas, Suite 700

New York, NY 10019

Distributor:

SEI Investments Distribution Co.

1 Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

1 Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

CHI-AR-001-0100

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Thomas Lemke and Jay Nadel, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2016			2015
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$264,000	$0	$0	$211,500	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$534,700	$0	$0	$0
(d)	All Other Fees	$0	$0	$2,970	$0	$0	$0

Fees billed by KPMG LLP (“KPMG”) related to the Trust

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2016			2015
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$36,050	$0	$0	$35,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$5,150	$0	$0	$5,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2016			2015
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	N/A	N/A	N/A	$25,400	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2016	2015
Audit-Related Fees	N/A	0%
Tax Fees	N/A	0%
All Other Fees	N/A	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $537,670 and $0 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $5,150 and $5,000 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were N/A and $0 for 2016 and 2015, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 6, 2017

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 6, 2017

*	Print the name and title of each signing officer under his or her signature.